UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2005

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective May 26, 2005, RailAmerica, Inc. (the "Company") entered into Change of Control Severance Agreements with Robert J. Rabin, Senior Vice President and Corporate Controller and Scott G. Williams, Senior Vice President and General Counsel. The agreements were executed on June 17, 2005.

Attached as exhibits to this 8-K are the respective agreements that have been executed between the Company and the above named officers. These exhibits are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are being filed herewith:

Exhibit No. Description
10.103 Change in control severance agreement, dated as of May 26, 2005 between RailAmerica, Inc. and Robert J. Rabin.
10.104 Change in control severance agreement, dated as of May 26, 2005 between RailAmerica, Inc. and Scott G. Williams.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

June 21, 2005	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

10.103	Change in Control Severance Agreement with Robert J. Rabin
10.104	Change in Control Severance Agreement with Scott G. Williams